EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 of THE SARBANES-OXLEY ACT OF 2002

     In connection with the quarterly report of KnuSaga Corporation ("KnuSaga") on Form 10-QSB for the period ending February 29, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jerry Luptak, Vice President, Financial, General Counsel, and Chief Financial Officer of KnuSaga, certify, pursuant to s.906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) of 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly represents, the financial condition and result of operations of the Company.


/s/  Jerry Luptak
--------------------------
     Jerry Luptak
     Vice President and
     Principal Financial Officer


April 13, 2005